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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 11, 2005

                           ADM TRONICS UNLIMITED, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                     000-17629              22-1896032
           --------                     ---------              ----------
(State or other jurisdiction of        (Commission            (IRS Employer
incorporation) File Number) No.)                             Identification



              224 South Pegasus Avenue, Northvale, New Jersey 07647
               (Address of principal executive offices) (Zip Code)


                                 (201) 767-6040
                          Registrant's Telephone Number


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).





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ITEM 8.01.    OTHER EVENTS.

         On February 11, 2005, ADM Tronics Unlimited, Inc. (the "Registrant") issued a press release pursuant to which the Registrant announced the filing of a registration statement on Form SB-2 by its majority owned subsidiary, Ivivi Technologies, Inc., related to the proposed initial public offering of Ivivi's common stock.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit No.        Description
     -----------        ------------

     99.1               Press Release dated February 11, 2005


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ADM Tronics Unlimited, Inc.



                                             By: /s/ Andre' DiMino
                                                 -----------------
                                             Name:  Andre' DiMino
                                             Title:  President

Dated: February 11, 2005